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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2001

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)


            New Jersey                  0-29030               22-3475473
            ----------                  -------               ----------
   (State or other jurisdiction       (Commission            (IRS Employer
          of incorporation)           File Number)         Identification No.)


             399 Route 23
          Franklin, New Jersey                                07416
          --------------------                                -----
 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (973) 827-2914
                                                        --------------


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

Item 4.  Changes in Registrant's Certifying Accountants
         ----------------------------------------------

     The Registrant announced that it has dimissed Radics & Co., LLC, its current independent auditors. The Registrant has retained Arthur Andersen, LLP to serve as its independent auditors. The decision to change auditors was recommended by the Audit Committee. For the fiscal years ended December 31, 2000 and 1999 and up to the date of this report, there have been no disagreements with Radics on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Radics, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or auditing principles.

Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.    Description
         -----------    -----------
             16         Letter from Radics & Co., LLC regarding change in
                        certifying accountant.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SUSSEX BANCORP
                                       ---------------
                                       (Registrant)


Dated:   April 16, 2001                 By:   /s/ Candace A. Leatham
                                           ----------------------------
                                               CANDACE A. LEATHAM
                                             Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------



Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

    16            Letter from Radics & Co., LLC regarding                 5
                  change in certifying accountant.